UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009

CARBIZ INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-52209	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7115, 16th Street East, Unit 105
Sarasota, Florida 34243

(Address of principal executive offices, including Zip Code) Registrant’s telephone number, including area code: (941) 952-9255

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

     On February 20, 2009, Dealer Services Corporation (“DSC”) completed its purchase from Ronald Peterson (the “Trustee”), the Chapter 7 Trustee of SWC Services LLC (“SWC”), the Company’s lender under the Second Amended and Restated Loan and Security Agreement between the Company, its operating subsidiaries and SWC (the “Loan Agreement”), of all of the rights and interest of SWC under the Loan Agreement and the other documents entered into by the Company, its subsidiaries and the various guarantors of the Loan Agreement (collectively, the “Loan Documents”), pursuant to the Asset Purchase Agreement among the foregoing dated January 16, 2009. See the Report on Form 8-K dated January 16, 2009 for additional details about the Asset Purchase Agreement, a copy of which was attached as Exhibit 99.1 to such Report on Form 8-K.

     In connection with the closing of the Asset Purchase Agreement, the Loan Agreement was amended and restated, effective as of February 20, 2009, pursuant to the terms of the Third Amended and Restated Loan and Security Agreement by and between the Company, its operating subsidiaries, DSC and the other parties thereto (the “New Loan Agreement”), a copy of which was attached as Exhibit 99.2 to the Report on Form 8-K dated January 16, 2009. See the Report on Form 8-K dated January 16, 2009 for additional details about the New Loan Agreement.

     The Company converted a sufficient number of outstanding notes receivable due from consumers who have purchased vehicles from the Company into closed-end leases such that it was not required to pay to DSC the Deferral Fee provided for in the New Loan Agreement.

     In connection with the closing of the Asset Purchase Agreement and the New Loan Agreement, the Company requested that Ross Quigley, a director and significant shareholder of the Company, exercise certain warrants previously issued to him to purchase 11,073,419 shares of common stock of Carbiz at $.12 per share, 72,333 shares at $.20 per share, 72,333 shares at $.15 per share, 72,333 shares at $.10 per share and 72,333 shares at $.01 per share, in order to provide additional equity financing to Carbiz. As a condition to such purchase, Mr. Quigley requested that Carbiz issue to him an additional warrant to purchase up to 10 million shares of Carbiz common stock at any time prior to February 20, 2014 for $.08 per share (the “New Quigley Warrant”).

     Under the warrant issued to DSC in connection with the New Loan Agreement (the “Existing DSC Warrant”), which was described in the Report on Form 8-K dated January 16, 2009 and attached as Exhibit 99.3 thereto, the issuance of the New Quigley Warrant would have required Carbiz to increase the 9,718,289 shares issuable under the Existing DSC Warrant to 10,222,604 shares and reduce the exercise price for all of the shares issuable under the Existing DSC Warrant from $0.03 per share to $0.02852 per share. However, DSC agreed that in lieu of Carbiz increasing the number of shares issuable under the Existing DSC Warrant and reducing the exercise price for all of the shares issuable under the Existing DSC Warrant, Carbiz could issue to DSC a new warrant to purchase up to 750,000 shares of Carbiz common stock at any time prior to February 20, 2014 for $.08 per share (the “New DSC Warrant”).

     The board of directors of Carbiz determined that it was in the best interests of the Company to issue the New Quigley Warrant and the New DSC Warrant and, on February 20, 2009, Mr. Quigley delivered $750,000 of the $1,362,083.30 exercise price under the warrants to the Company, and agreed to pay the balance of $612,083.30 by March 15. Upon the delivery of such amount, the Company will issue to him 11,362,751 shares of common stock and the New Quigley Warrant. The Company also issued the New DSC Warrant to DSC. Copies of such warrants are attached to this Report on Form 8-K as Exhibits 99.4 and 99.5. The issuance of the warrants and the common stock are exempt from registration under the Securities Act of 1933 by virtue of the private placement exemption provided in Section 4(2) of such Act.

     On February 25, 2009, the Company, its operating subsidiaries and DSC further amended and restated the New Loan Agreement, effective as of February 20, 2009, pursuant to the terms of the Fourth Amended and Restated Loan and Security Agreement (the “Fourth Loan Agreement”), a copy of which is attached as Exhibit 99.6 to this Report on Form 8-K.

     The Fourth Loan Agreement provides for the inclusion of five new Carbiz subsidiaries in the credit facility. Four of these subsidiaries have been formed to carry out the business of the Company in Indiana, and one has been formed to carry out the business of the Company in Nebraska. Under the Fourth Loan Agreement and the promissory notes executed by the operating subsidiaries thereunder (the form of the promissory note was filed as Exhibit 99.7 to the Report on Form 8-K dated January 16, 2009), the amount of available credit was expanded from $14 million to $19.5 million.

     In connection with entering into the Fourth Loan Agreement, the Company, DSC and Trafalgar Capital Specialized Investment Fund, Luxembourg (“Trafalgar”), entered into a Sixth Amendment To and Reaffirmation Of Subordination and Inter-creditor Agreement, dated February 23, 2009, amending the Subordination and Inter-creditor Agreement between Trafalgar and DSC. Under the Sixth Amendment, Trafalgar consented to the execution and delivery of the Fourth Loan Agreement and the performance of the terms thereof. A copy of the Sixth Amendment is attached to this Report on Form 8-K as Exhibit 99.8.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Asset Purchase Agreement, dated January 16, 2009, between Carbiz Inc., its operating subsidiaries, Dealer Services Corporation, Ronald Peterson, as Trustee, and the other parties thereto (filed as Exhibit 99.1 to the Form 8-K dated January 16, 2009, filed by the Registrant with the SEC).

Exhibit 99.2	Third Amended and Restated Loan and Security Agreement, dated January 16, 2009, between Carbiz Inc., its operating subsidiaries, Dealer Services Corporation and the other parties thereto (filed as Exhibit 99.2 to the Form 8-K dated January 16, 2009, filed by the Registrant with the SEC).

Exhibit 99.3	Warrant in favor of Dealer Services Corporation (filed as Exhibit 99.3 to the Form 8-K dated January 16, 2009, filed by the Registrant with the SEC)

Exhibit 99.4	Warrant in favor of Ross Quigley

Exhibit 99.5	Warrant in favor of Dealer Services Corporation

Exhibit 99.6	Fourth Amended and Restated Loan and Security Agreement, dated February 25, 2009, between Carbiz Inc., its operating subsidiaries, Dealer Services Corporation and the other parties thereto

Exhibit 99.7	Form of Floor Plan Financing Notes in favor of Dealer Services Corporation (filed as Exhibit 99.7 to the Form 8-K dated January 16, 2009, filed by the Registrant with the SEC)

Exhibit 99.8	Sixth Amendment and Reaffirmation, dated February 23, 2009, by Trafalgar Capital Specialized Investment Fund, Luxembourg

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARBIZ INC.

Date: February 26, 2009	By:	/s/ Stanton Heintz
Stanton Heintz
Chief Financial Officer